                                                                    Exhibit 24.1


                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Les S. Biller
                                        -------------------------------------
                                        Les S. Biller

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Ruth S. Block
                                        -------------------------------------
                                        Ruth S. Block

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ James J. Howard
                                        -------------------------------------
                                        James J. Howard

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Joel W. Johnson
                                        -------------------------------------
                                        Joel W. Johnson

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Jerry W. Levin
                                        -------------------------------------
                                        Jerry W. Levin

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 17th day of December, 1998.




                                         /s/ Reuben F. Richards
                                        -------------------------------------
                                        Reuben F. Richards

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Richard L. Schall
                                        -------------------------------------
                                        Richard L. Schall

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Roland Schulz
                                        -------------------------------------
                                        Roland Schulz

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Phillip L. Smith
                                        -------------------------------------
                                        Phillip L. Smith

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Hugo Uyterhoeven
                                        -------------------------------------
                                        Hugo Uyterhoeven

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 50,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Limited - Ecolab New Zealand Share Purchase Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of December, 1998.




                                         /s/ Albrecht Woeste
                                        -------------------------------------
                                        Albrecht Woeste